[Confidential Treatment Requested. Confidential Portions of this Agreement have been redacted and have been separately filed with the Commission.]


                                                                  EXHIBIT 10.2

                                                                  EXECUTION COPY

                   FIRST AMENDMENT OF COLLABORATIVE RESEARCH
                     AND DEVELOPMENT AND LICENSE AGREEMENT

     This First Amendment of Collaborative Research and Development and License Agreement is made and effective as of September 25, 2000, by and among Becton, Dickinson and Company, a New Jersey corporation through its BD Biosciences Division, having a place of business at 7 Loveton Circle, Sparks, Maryland 21152 (hereinafter "Becton"), Nanogen, Inc., a Delaware corporation having its principal office and place of business at 10398 Pacific Center Court, San Diego, California 92121 (hereinafter "Nanogen") and The Nanogen/Becton Dickinson Partnership, a Delaware general partnership, having a place of business at 10398 Pacific Center Court, San Diego, California 92121 (hereinafter "the Partnership").

     WHEREAS, Becton, Nanogen and the Partnership are parties to a certain Collaborative Research and Development and License Agreement (hereinafter "CRDA") effective 1 October 1997; and

     WHEREAS, the parties desire to amend certain provisions of the CRDA.

     NOW, THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

     1. Paragraph 1.6 is hereby amended by adding a period after the parenthesis after the word "parasites" and by deleting the remainder of that sentence and the following sentence in that paragraph.

     2.   Paragraph 1.8 is hereby amended to read in its entirety as follows:

          "Master Agreement" shall mean that certain Master Agreement dated as of October 1, 1997, as amended as of September 25, 2000, between Becton and Nanogen.

     3.   Paragraph 1.13 is hereby amended to read in its entirety as follows:

          "Partnership Agreement" shall mean that certain General Partnership Agreement dated asof October 1, 1997, as amended as of September 25, 2000, between the Partners.

     4. The licenses respectively granted by Becton pursuant to Paragraphs 6.1(a)(i) and (ii) and by Nanogen pursuant to Paragraphs 6.1(b)(i) and
          (ii) are hereby deemed terminated and of no further force and effect.

     5.   New Paragraph 6.1(d) is hereby added as follows:

          (d) The Partnership hereby: (i) grants to Becton a worldwide, royalty-free, exclusive license in and to Program Inventions listed in Exhibit A hereto

          (hereinafter "Product Commercialization Rights") to make, have made, use, offer to sell, sell and import Products in the Field, for the sole purpose of hereby granting to Nanogen, a worldwide, royalty-bearing, exclusive sublicense, with a limited right to grant further sublicenses, in and to Product Commercialization Rights to make, have made, use, offer to sell, sell and import Products in the Field by means of a certain Partnership Product Commercialization License Agreement to be executed concurrently herewith; (ii) assigns and transfers to Nanogen all right, title and interest in and to Program Inventions listed in Exhibit B hereto by means of a certain Partnership to Nanogen Assignment Agreement to be executed concurrently herewith; (iii) assigns and transfers to Becton all right, title and interest in and to Program Inventions listed in Exhibit C hereto by means of a certain Partnership to Becton Assignment Agreement to be executed concurrently herewith; and (iv) assigns and transfers to Nanogen and Becton jointly all right, title and interest in and to Program Inventions listed in Exhibit D hereto by means of a certain Partnership to Nanogen and Becton Assignment Agreement to be executed concurrently herewith.

     6.   Paragraph 6.6 is hereby deemed deleted in its entirety.

     7. Paragraph 7.1 is hereby amended by adding the words "and Paragraph 6.1(d)" after the words "Paragraph 6.1(c)" in the first sentence.

     8. In Paragraph 12, the Notice address for Becton is hereby amended to read as follows (the address for copies remaining unchanged):

          BD Biosciences
          7 Loveton Circle
          Sparks, Maryland 21152
          Attn: Vice President, Licensing and Patents and the facsimile number for Nanogen is hereby amended to read "858-410-4949" instead of "619 546-7717".


     Except with respect to the foregoing amendments, all other provisions of the CRDA remain unmodified and in full force and effect.




                        [SIGNATURES APPEAR ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties have executed this First Amendment of Collaborative Research and Development and License Agreement through duly authorized representatives on the dates set forth below, effective as of the date first written above.



NANOGEN, INC.                               BECTON, DICKINSON AND COMPANY
                                            THROUGH ITS BD BIOSCIENCES DIVISION




By:  /s/ HOWARD C. BIRNDORF              By:   /s/ VINCENT A. FORLENZA
    ------------------------------          ----------------------------------
         Authorized Signature                     Authorized Signature

                                            VINCENT A. FORLENZA
      HOWARD C. BIRNDORF                    SENIOR VICE PRESIDENT
      CHAIRMAN AND CEO                      TECHNOLOGY, STRATEGY & DEVELOPMENT
    ------------------------------          ----------------------------------
         Name and Title                           Name and Title


Date:      9/27/00                     Date:  September 28, 2000
    ------------------------------          ----------------------------------



THE NANOGEN/BECTON DICKINSON PARTNERSHIP,
 A DELAWARE GENERAL PARTNERSHIP


NANOGEN VENTURE LLC                         BECTON DICKINSON VENTURE LLC
GENERAL PARTNER                             GENERAL PARTNER


By:  /s/ HOWARD C. BIRNDORF               By:    /s/ VINCENT A. FORLENZA
    ------------------------------            ----------------------------------
         Authorized Signature                      Authorized Signature

                                              VINCENT A. FORLENZA
       HOWARD C. BIRNDORF                     SENIOR VICE PRESIDENT
       CHAIRMAND & CEO                        TECHNOLOGY, STRATEGY & DEVELOPMENT
    ------------------------------            ----------------------------------
         Name and Title                            Name and Title


Date:    9-27-00                         Date:  September 28, 2000
    ------------------------------            ----------------------------------

                                   APPENDIX A
                        PRODUCT COMMERCIALIZATION RIGHTS

1.   *************************************************************************
     *************************************************************************
     *************************************************************************

2.   *************************************************************************
     *************************************************************************
     *************************************************************************

3.   *************************************************************************
     *************************************************************************
     *************************************************************************

4.   *************************************************************************
     *************************************************************************
     *************************************************************************
     *************************************************************************

5.   *************************************************************************
     *************************************************************************
     *************************************************************************

6. U. S. Patent No. 6,066,461, entitled "Amplification and Detection of Campylobacter jejuni and Campylobacter coli"

7.   *************************************************************************
     *************************************************************************

8. U. S. Patent No. 6,060,252, entitled "Amplification and Detection of Shigella spp. and Enteroinvasive Strains of Escherichia coli"

9.   *************************************************************************
     *************************************************************************


-------------------
*** Confidential material redacted and separately filed with the Commission.

10. U. S. Patent No. 6,043,041, entitled "Amplification and Detection of Shiga-like Toxin II Producing Organisms"

11.  *************************************************************************
     *************************************************************************





-------------------
*** Confidential material redacted and separately filed with the Commission.

                                   APPENDIX B
                     PROGRAM INVENTIONS ASSIGNED TO NANOGEN

1.   ***********************************************************************
     ***********************************************************************

2.   ***********************************************************************
     ***********************************************************************

3.   ***********************************************************************
     ***********************************************************************




-------------------
*** Confidential material redacted and separately filed with the Commission.

                                   APPENDIX C
                      PROGRAM INVENTIONS ASSIGNED TO BECTON

1.   ***********************************************************************
     ***********************************************************************

2.   ***********************************************************************
     ***********************************************************************







-------------------
*** Confidential material redacted and separately filed with the Commission.

                                   Appendix D
            PROGRAM INVENTIONS ASSIGNED TO NANOGEN AND BECTON JOINTLY

1.   ***********************************************************************
     ***********************************************************************

2.   ***********************************************************************
     ***********************************************************************

3.   ***********************************************************************
     ***********************************************************************
     ***********************************************************************

4.   ***********************************************************************







-------------------
*** Confidential material redacted and separately filed with the Commission.